Supplement to the
Fidelity® Advisor High Yield Fund
Class A, Class T, Class B, and Class C
December 29, 2001
Prospectus

The following information supplements the information found on the front cover.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

HY-01-04 December 29, 2001
1.742522.104